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                                                                   EXHIBIT 23.01



                        INDEPENDENT ACCOUNTANTS' CONSENT



To the Board of Directors:
America First Real Estate Investment Company, Inc.:



We consent to the use of our report included herein and to the references to our firm under the headings "Independent Public Accountants" and "Selected Financial Data of the Partnerships" in the registration statement.



KPMG Peat Marwick LLP



/s/ KPMG Peat Marwick LLP



Omaha, Nebraska
November 3, 1998

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                        INDEPENDENT ACCOUNTANTS' CONSENT



To the Partners:
Capital Source L.P.:



We consent to the use of our reports included herein and to the references to our firm under the headings "Independent Public Accountants" and "Selected Financial Data of the Partnerships" in the registration statement.



Our report dated October 23, 1998 contains an explanatory paragraph that states the financial statements of Capital Source L.P. have been restated to reflect investments made by Capital Source L.P. in Operating Partnerships on the equity method of accounting. Such investments had previously been consolidated by Capital Source L.P.



KPMG Peat Marwick LLP



/s/ KPMG Peat Marwick LLP



Omaha, Nebraska
November 3, 1998

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                        INDEPENDENT ACCOUNTANTS' CONSENT



To the Partners:
Capital Source II L.P.-A:



We consent to the use of our reports included herein and to the references to our firm under the headings "Independent Public Accountants" and "Selected Financial Data of the Partnerships" in the registration statement.



Our report dated October 23, 1998 contains an explanatory paragraph that states the financial statements of Capital Source II L.P.-A have been restated to reflect investments made by Capital Source II L.P.-A in Operating Partnerships on the equity method of accounting. Such investments had previously been consolidated by Capital Source II L.P.-A.



KPMG Peat Marwick LLP



/s/ KPMG Peat Marwick LLP



Omaha, Nebraska
November 3, 1998